UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES ECHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 20, 2012

AVNET, INC.

(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 21, 2012, Avnet, Inc. (the “Company”) issued a press release announcing the public offering of $350 million in aggregate principal amount of 4.875% notes due 2022 (the “Notes”). A copy of the press release is attached with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The offering was made pursuant to an Underwriting Agreement, dated November 20, 2012, by and among the Company and the several underwriters listed therein, in an offering registered on a Registration Statement on Form S-3 (File No. 333-184871) which was filed with the Securities and Exchange Commission on November 9, 2012. The Notes are being issued pursuant to that certain Indenture, dated as of June 22, 2010, by and between the Company and Wells Fargo Bank, National Association, as trustee, and an Officers’ Certificate (which includes the form of Note as an exhibit) setting forth the terms of the Notes (the “Officers’ Certificate”). Copies of the Underwriting Agreement and the form of Officers’ Certificate are filed herewith as Exhibit 1 and Exhibit 4.1 respectively, and are incorporated herein by reference. The Notes will rank equally with all of the Company’s other existing and future unsecured obligations. The offering of the Notes is expected to close on November 27, 2012.

The legality opinion of David R. Birk, Senior Vice President, General Counsel and Assistant Secretary of the Company, relating to the issuance of the Notes, is filed herewith as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

1	Underwriting Agreement, dated as of November 20, 2012, by and among Avnet, Inc. and the several underwriters listed therein.

4.1	Form of Officers’ Certificate setting forth the terms of the 4.875% Notes due 2022.

5.1	Opinion of David R. Birk, Esq. with respect to the legality of the 4.875% Notes due 2022.

23.1	Consent of David R. Birk, Esq. (included in Exhibit 5.1).

99.1	Press Release of Avnet, Inc., dated November 21, 2012, announcing the pricing of the 4.875% Notes due 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2012

AVNET, INC.
Registrant

By:	/s/ Raymond Sadowski
Raymond Sadowski
Senior Vice President and Chief
Financial Officer

Exhibit No.	Description

1	Underwriting Agreement, dated as of November 20, 2012, by and among Avnet, Inc. and the several underwriters listed therein.

4.1	Form of Officers’ Certificate setting forth the terms of the 4.875% Notes due 2022.

5.1	Opinion of David R. Birk, Esq. with respect to the legality of the 4.875% Notes due 2022.

23.1	Consent of David R. Birk, Esq. (included in Exhibit 5.1).

99.1	Press Release of Avnet, Inc., dated November 21, 2012, announcing the pricing of the 4.875% Notes due 2022.